UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2023

Hepion Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55020	46-2783806
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

399 Thornall Street, First Floor
Edison, NJ 08837

(Address of principal executive offices)

Registrant’s telephone number, including area code: (732) 902-4000

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	HEPA	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.         Submission of Matters to a Vote of Security Holders.

On June 22, 2023, Hepion Pharmaceuticals, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Meeting”).

As of April 27, 2023, the record date for the Meeting, there were 76,229,626 shares of our common stock outstanding (including 3,184 shares of common stock issuable upon conversion of the Series A Preferred Stock).

At the Meeting, the stockholders voted on the following four proposals and cast their votes as follows:

1. To elect the seven (7) persons named herein as nominees for directors of the Company, to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified including Gary S. Jacob, Robert Foster, John P. Brancaccio, Timothy Block, Peter Wijngaard, Anand Reddi and Kaouthar Lbiati.

Name	Votes For	Withhold	Broker Non-Vote
Gary S. Jacob	15,729,775	11,082,823	14,810,752
Robert Foster	20,436,521	6,376,076	14,810,753
John P. Brancaccio	17,452,517	9,360,081	14,810,752
Timothy Block	18,394,084	8,418,513	14,810,753
Peter Wijngaard	20,660,128	6,152,469	14,810,753
Anand Reddi	20,513,241	6,299,356	14,810,753
Kaouthar Lbiati	20,505,372	6,307,225	14,810,753

2. To ratify the appointment of BDO USA, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
32,542,343	8,300,660	780,346	1

3. To approve the Company’s 2023 Omnibus Equity Incentive Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
14,428,149	12,034,562	349,883	14,810,756

5. To approve, on an advisory basis, the compensation of the Company’s named executive officers, referred to as “say-on-pay.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
14,167,658	12,206,621	438,318	14,810,753

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2023

HEPION PHARMACEUTICALS, INC.

By:	/s/ Robert Foster
Robert Foster
Chief Executive Officer

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